LUXFER

LUXFER ENTERS INTO AGREEMENT TO BE ACQUIRED FOR $17.37 PER SHARE IN ALL-CASH TRANSACTION; REPORTS SECOND QUARTER RESULTS

On July 26, 2026, Luxfer Holdings PLC entered into a definitive agreement to be acquired by affiliates of Wynnchurch Capital, L.P. ("Wynnchurch") in an all-cash transaction. Under the terms of the agreement, unanimously approved by the directors in attendance at a meeting of Luxfer's Board of Directors, Luxfer shareholders will receive $17.37 per ordinary share in cash. Additional information regarding the transaction is included below under "Transaction Information."

Second Quarter 2026 Highlights*

- **GAAP Net Sales** of $95.7 million from $106.6 million, Adjusted Sales[1] declined 3.7%
- **GAAP Net Income** was $4.8 million, or $0.18 per diluted share, compared to $2.6 million and $0.10 per diluted share
- **Adjusted EBITDA**[1] decreased to $13.4 million, down 4.3%, and **Adjusted Diluted EPS**[1] decreased 3.3% to $0.29
- **Strong Margin Performance,** with adjusted gross margin up 130bps to 25.2% and Adjusted EBITDA[1] margin of 14.3%

> **Our second quarter results reflect another quarter of disciplined operational execution across the business. While sales were, as expected, modestly below the prior year, we continued to deliver strong profitability through pricing actions, productivity improvements and disciplined execution. Elektron again delivered notable profitability despite anticipated comparisons in certain product lines, while Gas Cylinders performed generally in line with our expectations as we continue to advance our operational priorities and manufacturing optimization initiatives.**
>
> **Yesterday's announcement of our agreement to be acquired marks an important milestone for Luxfer. Until the transaction closes, we remain focused on operating the business as we always have—serving our customers, supporting our employees and executing our operational priorities with discipline.**
>
> **Andy Butcher**
> **CEO, Luxfer**

Key Results * (amounts in millions, except EPS)

Net Sales, Net Income, Adjusted EBITDA and EPS		Q2 2026	Change		YTD 2026	Change
GAAP Net Sales	$	95.7	(10.2%)	$	181.4	(11.6%)
Adjusted Net Sales[1]		93.5	(3.7%)		177.4	(5.4%)
GAAP Net Income		4.8	84.6%		8.4	3.7%
GAAP Diluted EPS	$	0.18	80.0%	$	0.31	3.3%
Adjusted Diluted EPS[1]		0.29	(3.3%)		0.56	5.7%
Adjusted EBITDA[1]		13.4	(4.3%)		25.7	1.6%

GAAP Measures now include the Superform business, previously reported as a discontinued operation.

** Comparative information is relative to prior-year second quarter.*

[1] Note: Adjusted results exclude Superform and Graphic Arts businesses.

Second Quarter Financials

GAAP net sales now including Superform were $95.7 million for the second quarter of 2026, compared to $106.6 million in the prior-year period, which included Superform and the divested graphic arts business. Sales decline primarily reflected lower sales within the Elektron segment, driven by anticipated comparisons in MREs and certain high-end automotive applications. Gas Cylinders sales were modestly lower, primarily reflecting timing in SCBA replacement activity and space-related programs, partially offset by growth in medical and industrial applications.

GAAP gross profit decreased to $24.5 million, while gross margin expanded 240 basis points to 25.6%. The improvement reflects pricing discipline, productivity gains and continued operational execution across the portfolio.

Adjusted EBITDA decreased to $13.4 million, compared to $14.0 million in the prior-year period, with Adjusted EBITDA margin decreasing 10 basis points to 14.3%. The reduction in profitability reflects the impact of lower year-over-year sales and adverse mix, partially offset by the Company's continued focus on pricing, operational efficiencies and manufacturing productivity.

GAAP net income from continuing operations was $4.8 million, or $0.18 per diluted share, compared to $2.6 million, or $0.10 per diluted share, in the prior-year period. Adjusted net income decreased to $7.8 million, or $0.29 per diluted share, compared to $8.1 million, or $0.30 per diluted share, in the prior-year period.

Segment Results* (amounts in millions)


AZ80A
U TYPE 1
CLASS A

Elektron	Q2 2026	Change	YTD 2026	Change
Net Sales	$ 47.3	(5.6%)	$ 89.4	(10.2%)
Gross Profit	16.0	6.0%	30.7	3.0%
Gross Margin	*33.8%*	*370bps*	*34.3%*	*440bps*
Adjusted EBITDA	$ 9.6	5.5%	$ 18.1	1.7%
Adjusted EBITDA Margin	*20.3%*	*210bps*	*20.2%*	*230bps*



Gas Cylinders	Q2 2026	Change	YTD 2026	Change
Net Sales	$ 46.2	(1.7%)	$ 88.0	(0.1%)
Gross Profit	7.6	(6.2%)	14.8	8.0%
Gross Margin	*16.5%*	*(70bps)*	*16.8%*	*120bps*
Adjusted EBITDA	$ 3.8	(22.4%)	$ 7.6	1.3%
Adjusted EBITDA Margin	*8.2%*	*(220bps)*	*8.6%*	*10bps*

** Comparative information is relative to prior-year second quarter*

LUXFER

Capital Resources and Liquidity

Net cash provided by continuing operations for the second quarter of 2026 was $2.7 million, compared to $1.2 million in the prior-year period. Free cash flow from continuing operations was $nil (0.0) million, compared to a usage of $0.7 million in the second quarter of 2025.

As of June 28, 2026, net debt totaled $46.8 million, resulting in a net debt to LTM adjusted EBITDA ratio of 0.9x, reflecting the Company's continued strong balance sheet and financial flexibility.

During the second quarter of 2026, approximately $0.7 million of common stock, equating to 50,000 shares, was repurchased. Year-to-date, approximately $1.4 million of common stock, or 100,000 shares, has been repurchased. Additionally, $3.4 million was returned to shareholders through dividends during the quarter, bringing the year-to-date total to $6.9 million.

The Company's previously announced quarterly dividend of $0.13 per ordinary share, payable on August 5, 2026, to shareholders of record as of July 17, 2026, will be paid as scheduled.

Transaction Information

On July 26, 2026, Luxfer Holdings PLC entered into a definitive agreement to be acquired by Wynnchurch Capital, L.P. ("Wynnchurch") in an all-cash transaction. Under the terms of the agreement, Luxfer shareholders will receive $17.37 per ordinary share in cash.

The transaction implies an enterprise value of approximately $525 million, representing approximately 10x trailing twelve-month Adjusted EBITDA as of June 28, 2026, including the assumption of debt, net of cash.

The purchase price represents:

- ~30.7% premium to Luxfer's closing share price of $13.29 on April 28, 2026, the last trading day prior to Luxfer's first quarter 2026 earnings release, when Luxfer announced an active strategic review.

The transaction is currently expected to be completed prior to the end of 2026, subject to approval by Luxfer shareholders, receipt of required regulatory approvals and other customary closing conditions. The transaction is not subject to a financing condition.

Until the transaction is completed, Luxfer will, subject to the terms of the definitive agreement, continue to operate in the ordinary course of business, serving its customers, supporting its employees and executing its strategic priorities.

Upon completion of the transaction, Luxfer will become a privately held company, and its ordinary shares will no longer be listed on the New York Stock Exchange.

Deutsche Bank Securities Inc. is acting as exclusive financial advisor to Luxfer, and Fried, Frank, Harris, Shriver & Jacobson LLP is acting as legal advisor to Luxfer. Lazard is acting as exclusive financial advisor to Wynnchurch, and Kirkland & Ellis LLP is acting as legal advisor to Wynnchurch.

Second Quarter 2026 Earnings Conference Call Information

In light of the pending transaction, Luxfer will not host an investor conference call or webcast to discuss its second quarter 2026 financial results.

About Luxfer

Luxfer is a global industrial company innovating niche applications in materials engineering. Using its broad array of proprietary technologies, Luxfer focuses on value creation, customer satisfaction, and demanding applications where technical know-how and manufacturing expertise combine to deliver a superior product. Luxfer's high-performance materials, components, and high-pressure gas containment devices are used in defense and emergency response, clean energy, healthcare, transportation, and general industrial applications. For more information, please visit www.luxfer.com. Luxfer is listed on the New York Stock Exchange and its ordinary shares trade under the symbol LXFR.

Non-GAAP Financial Measures

Luxfer Holdings PLC prepares its financial statements using U.S. Generally Accepted Accounting Principles (GAAP). When a company discloses material information containing non-GAAP financial measures, SEC regulations require that the disclosure include a presentation of the most directly comparable GAAP measure and a reconciliation of the GAAP and non-GAAP financial measures. Management's inclusion of non-GAAP financial measures in this release is intended to supplement, not replace, the presentation of Luxfer's financial results in accordance with GAAP. Luxfer management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any period. Management also believes that these non-GAAP financial measures enhance the ability of investors to analyze Luxfer's business trends and understand Luxfer's performance. In addition, management may utilize non-GAAP financial measures as a guide in Luxfer's forecasting, budgeting, and long-term planning process. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures presented in accordance with GAAP.

About Trailing Twelve-month ("TTM")

Trailing twelve-month ("TTM") Adjusted EBITDA is calculated using Adjusted EBITDA for the twelve-month period ended June, 28 2026. Adjusted EBITDA is a non-GAAP financial measure used by management to evaluate the operating performance of the business. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure is included elsewhere in this press release.

Additional Information

In connection with the proposed transaction between Luxfer and Wynnchurch Capital, L.P., Luxfer will file with the Securities and Exchange Commission ("SEC") a proxy statement on Schedule 14A. Additionally, Luxfer may file other relevant materials with the SEC in connection with the proposed transaction. INVESTORS AND SECURITYHOLDERS OF LUXFER ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE NOTICES CONVENING THE SCHEME MEETING AND THE GENERAL MEETING OF LUXFER'S SHAREHOLDERS TO BE CONVENED IN CONNECTION WITH THE SCHEME OF ARRANGEMENT, AND AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF LUXFER, IN ACCORDANCE WITH THE REQUIREMENTS OF THE U.K. COMPANIES ACT 2006) AND ANY OTHER RELEVANT MATERIALS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The definitive version of the proxy statement will be mailed or otherwise made available to Luxfer's securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement (when it is available) as well as other filings containing information about the proposed transaction that are filed by Luxfer with the SEC, free of charge on EDGAR at www.sec.gov, on the investor relations page of Luxfer's website at https://www.luxfer.com/investors, or by contacting Luxfer's investor relations department at Investor.Relations@Luxfer.com.

Participants in the Solicitation

Luxfer and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Luxfer's shareholders in respect of the transaction. Information about Luxfer's directors and executive officers is set forth in the proxy statement for Luxfer's 2026 Annual General Meeting, which was filed with the SEC on April 30, 2026. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

This release contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. Examples of such forward-looking statements include but are not limited to: (i) statements regarding the Company's results of operations and financial condition; (ii) statements of plans, objectives or goals of the Company or its management, including those related to financing, products, or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes," "anticipates," "expects," "intends," "forecasts," and "plans," and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and risks exist that the predictions, forecasts, projections, and other forward-looking statements will not be achieved. The Company cautions that several important factors could cause actual results to differ materially from the plans, objectives, expectations, estimates, and intentions expressed in such forward-looking statements. These factors include but are not limited to: (i) demand conditions in our end markets, including customer inventory cycles and regulatory developments; (ii) customer concentration and changes in purchasing behavior; (iii) competitive pressures and pricing dynamics; (iv) global economic, geopolitical, trade and tax developments, including tariffs, export controls and other trade measures; (v) supply chain disruption, raw material and energy cost volatility, and availability of critical inputs; (vi) foreign currency fluctuations and hedging effectiveness; (vii) environmental, health and safety, climate-related and other regulatory requirements; (viii) product liability, warranty, recall and litigation risks; (ix) cybersecurity threats, data protection obligations and evolving disclosure requirements; (x) our ability to protect intellectual property and successfully innovate; (xi) pension obligations and related regulatory requirements; (xii) operational disruptions, labor relations and workforce availability; (xiii) our ability to successfully execute acquisitions and strategic initiatives; and (xiv) our level of indebtedness, financing arrangements and covenant compliance. The Company cautions that the foregoing list of important factors are not exhaustive. These factors are more fully discussed in the sections entitled "Forward-Looking Statements" and "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the U.S. Securities and Exchange Commission on February 24, 2026. When relying on forward-looking statements to make decisions with respect to the Company, investors and others should carefully consider the foregoing factors and other uncertainties and events. Forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update or revise any such statement, whether because of new information, future events, or otherwise.

Contact Info:
Kevin Cornelius Grant
Vice President of Investor Relations and Business Development
Kevin.Grant@luxfer.com

LUXFER HOLDINGS PLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

	Second Quarter		Year-to-date	
In millions, except share and per-share data	**2026**	**2025**	**2026**	**2025**
Net sales	$ **95.7**	$ 106.6	$ **181.4**	$ 205.1
Cost of goods sold	**(71.2)**	(81.9)	**(134.4)**	(158.9)
Gross profit	**24.5**	24.7	**47.0**	46.2
Selling, general and administrative expenses	**(12.3)**	(13.5)	**(24.7)**	(26.5)
Research and development	**(1.6)**	(1.1)	**(3.0)**	(2.2)
Restructuring charges	**(1.6)**	(2.0)	**(3.8)**	(1.8)
Disposal related costs	**—**	(0.1)	**—**	(0.1)
Loss on assets held-for-sale	**—**	(2.8)	**—**	(2.8)
Other costs	**(1.2)**	—	**(1.8)**	—
Operating income	**7.8**	5.2	**13.7**	12.8
Net interest expense	**(1.0)**	(0.9)	**(1.7)**	(1.7)
Net defined benefit pension (charge) / credit	**(0.1)**	0.6	**(0.1)**	1.2
Income before income taxes	**6.7**	4.9	**11.9**	12.3
Provision for income taxes	**(1.9)**	(2.3)	**(3.5)**	(4.2)
Net income	$ **4.8**	$ 2.6	$ **8.4**	$ **8.1**
Earnings per share				
Basic	$ **0.18**	$ 0.10	$ **0.32**	$ **0.30**
Diluted	$ **0.18**	$ 0.10	$ **0.31**	$ **0.30**
Weighted average ordinary shares outstanding				
Basic	**26,751,226**	26,749,018	**26,635,968**	26,741,271
Diluted	**27,221,418**	27,098,197	**27,145,837**	27,143,884

LUXFER HOLDINGS PLC
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

In millions, except share and per-share data		June 28, 2026		December 31, 2025
Current assets				
Cash and cash equivalents	$	**11.5**	$	8.3
Restricted cash		**2.3**		2.4
Accounts and other receivables, net of allowances of $0.5 and $0.5, respectively		**65.0**		50.0
Prepayments and accrued income		**5.1**		5.4
Inventories		**101.9**		92.4
Current assets held-for-sale		**—**		5.5
Total current assets	$	**185.8**	$	164.0
Non-current assets				
Property, plant and equipment, net	$	**60.0**	$	60.2
Right-of-use assets from operating leases		**7.8**		8.5
Goodwill		**68.8**		69.6
Intangibles, net		**10.5**		10.9
Deferred tax assets		**1.2**		1.2
Pensions and other retirement benefits		**54.5**		54.9
Investments and loans to joint ventures and other affiliates		**0.4**		0.4
Total assets	$	**389.0**	$	369.7
Current liabilities				
Current maturities of long-term debt and short-term borrowings	$	**—**	$	25.0
Accounts payable		**29.6**		24.6
Accrued liabilities		**28.9**		27.2
Taxes on income		**5.1**		2.6
Current liabilities held-for-sale		**—**		2.8
Other current liabilities		**16.0**		16.0
Total current liabilities	$	**79.6**	$	98.2
Non-current liabilities				
Long-term debt	$	**58.3**	$	14.4
Pensions and other retirement benefits		**0.1**		0.1
Deferred tax liabilities		**18.3**		18.4
Other non-current liabilities		**10.0**		12.2
Total liabilities	$	**166.3**	$	143.3
Shareholders' equity				
Ordinary shares of £0.50 par value; authorized 40,000,000 shares for 2026 and 2025; issued 28,944,000 for 2026 and 2025; outstanding 26,759,241 and 26,640,434 for 2026 and 2025, respectively		**26.5**		26.5
Additional paid-in capital		**228.2**		228.7
Treasury shares		**(28.6)**		(27.6)
Company shares held by ESOP		**(0.5)**		(0.7)
Retained earnings		**104.0**		102.5
Accumulated other comprehensive loss		**(106.9)**		(103.0)
Total shareholders' equity		**222.7**		226.4
Total liabilities and shareholders' equity	$	**389.0**	$	369.7

LUXFER HOLDINGS PLC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Year-to-date	
In millions	**2026**	**2025**
Operating activities		
Net income	$ **8.4**	$ 8.1
Adjustments to reconcile net income to net cash provided / (used) by operating activities		
Depreciation	**4.1**	4.5
Depreciation of right of use assets	**0.8**	1.8
Amortization of purchased intangible assets	**0.4**	0.4
Amortization of debt issuance costs	**0.1**	0.1
Share-based compensation charges	**2.1**	1.8
Deferred income taxes	**(0.1)**	0.3
Non-cash restructuring charges	**0.1**	1.7
Loss on held for sale asset group	**—**	2.8
Defined benefit pension credit	**(0.2)**	(1.2)
Changes in assets and liabilities		
Accounts and other receivables	**(14.9)**	(4.2)
Inventories	**(7.7)**	(5.1)
Current assets held-for-sale	**—**	(0.8)
Prepayments and accrued income	**0.8**	0.6
Accounts payable	**4.2**	(5.7)
Accrued liabilities	**1.7**	2.5
Current liabilities held-for-sale	**—**	3.0
Other current liabilities	**1.2**	(1.9)
Other non-current assets and liabilities	**(2.4)**	(2.1)
Net cash (used) / provided by operating activities	**(1.4)**	6.6
Investing activities		
Capital expenditures	**(4.7)**	(3.3)
Net cash used by investing activities	**(4.7)**	(3.3)
Financing activities		
Net drawdown of bank overdraft	—	0.6
Repayment of loan note	**(25.0)**	—
Gross drawdowns of borrowings greater than three months	**66.6**	—
Gross repayments of borrowings greater than three months	**(24.0)**	—
Net drawdowns of borrowings less than three months	**1.9**	4.9
Repurchase of own shares	**(1.4)**	(1.1)
Share-based compensation cash paid	**(2.0)**	(0.6)
Dividends paid	**(6.9)**	(7.0)
Net cash provided / (used) by financing activities	**9.2**	(3.2)
Effect of exchange rate changes on cash and cash equivalents	—	0.4
Net increase	$ **3.1**	$ 0.5
Cash, cash equivalents and restricted cash; beginning of year	**10.7**	6.3
Cash, cash equivalents and restricted cash; end of the Second quarter	**13.8**	6.8
Supplemental cash flow information:		
Interest payments	$ **1.5**	$ 1.6
Income tax payments, net	**1.0**	6.0

LUXFER HOLDINGS PLC
SUPPLEMENTAL INFORMATION
SEGMENT INFORMATION (UNAUDITED)

	Net sales				Adjusted EBITDA			
	Second Quarter		Year-to-date		Second Quarter		Year-to-date	
In millions	2026	2025	2026	2025	2026	2025	2026	2025
Gas Cylinders segment	**$ 46.2**	$ 47.0	**$ 88.0**	$ 88.1	**$ 3.8**	$ 4.9	**$ 7.6**	$ 7.5
Elektron segment	**47.3**	50.1	**89.4**	99.5	**9.6**	9.1	18.1	17.8
Excluding Superform / Graphic Arts segment	**93.5**	97.1	**177.4**	187.6	**13.4**	14.0	**25.7**	25.3
Superform segment	**2.2**	2.6	**4.0**	4.1	**0.5**	0.3	**0.2**	—
Graphic Arts segment	—	6.9	—	13.4	—	(0.8)	—	(1.1)
Consolidated	**$ 95.7**	$ 106.6	**$ 181.4**	$ 205.1	**$ 13.9**	$ 13.5	**$ 25.9**	$ 24.2

	Depreciation and amortization				Restructuring charges			
	Second Quarter		Year-to-date		Second Quarter		Year-to-date	
In millions	2026	2025	2026	2025	2026	2025	2026	2025
Gas Cylinders segment	**$ 0.6**	$ 0.9	**$ 1.3**	$ 1.7	**$ 1.4**	$ 2.0	**$ 3.6**	$ 2.1
Elektron segment	**1.6**	1.6	**3.2**	3.2	**0.1**	—	**0.2**	—
Excluding Superform / Graphic Arts segment	**2.2**	2.5	**4.5**	4.9	**1.5**	2.0	**3.8**	2.1
Superform segment	**—**	—	**—**	—	**0.1**	—	**—**	(0.3)
Graphic Arts segment	**—**	—	**—**	—	**—**	—	**—**	—
Consolidated	**$ 2.2**	$ 2.5	**$ 4.5**	$ 4.9	**$ 1.6**	$ 2.0	**$ 3.8**	$ 1.8

	Gross profit			
	Second Quarter		Year-to-date	
In millions	2026	2025	2026	2025
Gas Cylinders segment	**$ 7.6**	$ 8.1	**$ 14.8**	$ 13.7
Elektron segment	**16.0**	15.1	**30.7**	29.8
Excluding Superform / Graphic Arts segment	**23.6**	23.2	**45.5**	43.5
Superform segment	**0.9**	0.7	**1.5**	0.8
Graphic Arts segment	**—**	0.8	**—**	1.9
Consolidated	**$ 24.5**	$ 24.7	**$ 47.0**	$ 46.2

ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE
(UNAUDITED)

	Second Quarter					
In millions except per share data	**2026**			**2025**		
	Continuing operations	**Superform**	**Adjusted Total**	**Continuing operations**	**Superform / Graphic Arts**	**Adjusted Total**
Net income / (loss)	$ **4.8**	$ **0.1**	$ **4.7**	$ 2.6	$ (3.0)	$ 5.6
Accounting charges relating to acquisitions and disposals of businesses:						
Amortization on acquired intangibles	**0.2**	**—**	**0.2**	0.2	—	0.2
Disposal related charge	**—**	**—**	**—**	0.1	—	0.1
Defined benefit pension charge / (credit)	**0.1**	**—**	**0.1**	(0.6)	—	(0.6)
Restructuring charge	**1.6**	**0.1**	**1.5**	2.0	—	2.0
Other costs	**1.2**	**—**	**1.2**	—	—	—
Loss on disposal of assets held-for-sale	—	—	—	2.8	2.8	—
Share-based compensation charge	**1.1**	**0.1**	**1.0**	0.9	0.1	0.8
Income tax on adjusted items	**(0.9)**	**—**	**(0.9)**	—	—	—
Adjusted net income	$ **8.1**	$ **0.3**	$ **7.8**	$ 8.0	$ (0.1)	$ 8.1
Adjusted earnings per ordinary share [1]						
Diluted earnings / (loss) per ordinary share	$ **0.18**	$ —	$ **0.18**	$ 0.10	$ (0.11)	$ 0.21
Impact of adjusted items	**0.12**	**0.01**	**0.11**	0.20	0.11	0.09
Adjusted diluted earnings per ordinary share	$ **0.30**	$ **0.01**	$ **0.29**	$ 0.30	$ —	$ 0.30

	Year-to-date					
In millions except per share data	2026			2025		
	Continuing operations	**Superform**	**Adjusted Total**	**Continuing operations**	**Superform / Graphic Arts**	**Adjusted Total**
Net income / (loss)	$ **8.4**	$ **(0.1)**	$ **8.5**	$ 8.1	$ (3.3)	$ 11.4
Accounting charges relating to acquisitions and disposals of businesses:						
Amortization on acquired intangibles	**0.4**	**—**	**0.4**	0.4	—	0.4
Disposal related charge	**—**	**—**	**—**	0.1	—	0.1
Defined benefit pension charge / (credit)	**0.1**	**—**	**0.1**	(1.2)	—	(1.2)
Restructuring charge	**3.8**	**—**	**3.8**	1.8	(0.3)	2.1
Other costs	**1.8**	**—**	**1.8**	—	—	—
Loss on disposal of assets held-for-sale	**—**	**—**	**—**	2.8	2.8	—
Share-based compensation charge	**2.1**	**0.2**	**1.9**	1.8	0.2	1.6
Income tax on adjusted items	**(1.5)**	**—**	**(1.5)**	—	—	—
Adjusted net income / (loss)	$ **15.1**	$ **0.1**	$ **15.0**	$ 13.8	$ (0.6)	$ 14.4
Adjusted earnings per ordinary share [(1)]						
Diluted earnings / (loss) per ordinary share	$ **0.31**	$ **—**	$ **0.31**	$ 0.30	$ (0.12)	$ 0.42
Impact of adjusted items	**0.25**	**—**	**0.25**	0.21	0.10	0.11
Adjusted diluted earnings / (loss) per ordinary share	$ **0.56**	$ **—**	$ **0.56**	$ 0.51	$ (0.02)	$ 0.53

[(1)] For the purpose of calculating diluted earnings per share, the weighted average number of ordinary shares outstanding during the financial year has been adjusted for the dilutive effects of all potential ordinary shares and share options granted to employees, except where there is a loss in the period, then no adjustment is made.

ADJUSTED EBITDA (UNAUDITED)

	Second Quarter					
In millions except per share data	2026			2025		
	Continuing operations	Superform	Adjusted Total	Continuing operations	Superform / Graphic Arts	Adjusted Total
Adjusted net income / (loss)	$ **8.1**	$ **0.3**	$ **7.8**	$ 8.0	$ (0.1)	$ 8.1
Add back:						
Income tax on adjusted items	**0.9**	**—**	**0.9**	—	—	—
Provision for income taxes	**1.9**	**0.2**	**1.7**	2.3	(0.3)	2.6
Net finance costs	**1.0**	**—**	**1.0**	0.9	(0.1)	1.0
Adjusted EBITA	**11.9**	**0.5**	**11.4**	11.2	(0.5)	11.7
Depreciation	**2.0**	**—**	**2.0**	2.3	—	2.3
Adjusted EBITDA	$ **13.9**	$ **0.5**	$ **13.4**	$ 13.5	$ (0.5)	$ 14.0

	Year-to-date					
In millions except per share data	2026			2025		
	Continuing operations	Superform	Adjusted Total	Continuing operations	Superform / Graphic Arts	Adjusted Total
Adjusted net income / (loss)	$ **15.1**	$ **0.1**	$ **15.0**	$ 13.8	$ (0.6)	$ 14.4
Add back:						
Income tax on adjusted items	**1.5**	**—**	**1.5**	—	—	—
Provision for income taxes	**3.5**	**0.1**	**3.4**	4.2	(0.3)	4.5
Net finance costs	**1.7**	**—**	**1.7**	1.7	(0.2)	1.9
Adjusted EBITA	**21.8**	**0.2**	**21.6**	19.7	(1.1)	20.8
Depreciation	**4.1**	—	**4.1**	4.5	—	4.5
Adjusted EBITDA	$ **25.9**	$ **0.2**	$ **25.7**	$ 24.2	$ (1.1)	$ 25.3

ADJUSTED EFFECTIVE TAX RATE
(UNAUDITED)

In millions except per share data	Second Quarter 2026			Second Quarter 2025		
	Continuing operations	Superform	Adjusted Total	Continuing operations	Superform / Graphic Arts	Adjusted Total
Adjusted net income / (loss)	$ **8.1**	$ **0.3**	$ **7.8**	$ 8.0	$ (0.1)	$ 8.1
Add back:						
Income tax on adjusted items	**0.9**	**—**	**0.9**	—	—	—
Provision for income taxes	**1.9**	**0.2**	**1.7**	2.3	(0.3)	2.6
Adjusted income before income taxes	**10.9**	**0.5**	**10.4**	10.3	(0.4)	10.7
Adjusted provision for income taxes	$ **2.8**	$ **0.2**	$ **2.6**	$ 2.3	$ (0.3)	$ 2.6
Adjusted effective tax rate	**25.7%**	**40.0%**	**25.0%**	22.3%	75.0%	24.3%

In millions except per share data	Year-to-date 2026			Year-to-date 2025		
	Continuing operations	Superform	Adjusted Total	Continuing operations	Superform / Graphic Arts	Adjusted Total
Adjusted net income / (loss)	$ **15.1**	$ **0.1**	$ **15.0**	$ 13.8	$ (0.6)	$ 14.4
Add back:						
Income tax on adjusted items	**1.5**	**—**	**1.5**	—	—	—
Provision / (credit) for income taxes	**3.5**	**0.1**	**3.4**	4.2	(0.3)	4.5
Adjusted income before income taxes	**20.1**	**0.2**	**19.9**	18.0	(0.9)	18.9
Adjusted provision / (credit) for income taxes	$ **5.0**	$ **0.1**	$ **4.9**	$ 4.2	$ (0.3)	$ 4.5
Adjusted effective tax rate	**24.9%**	**50.0%**	**24.6%**	23.3%	33.3%	23.8%

NET DEBT RATIO
(UNAUDITED)

	Second Quarter	
In millions	2026	2025
Cash and cash equivalents	**$ 11.5**	$ 4.4
Total debt	**(58.3)**	(52.6)
Net debt	**46.8**	48.2
Adjusted EBITDA	**48.2**	56.5
Net debt to EBITDA ratio	**1.0**	0.9
Adjusted EBITDA excluding Superform / Graphic Arts segment	**$ 52.3**	$ 55.0
Net debt to EBITDA ratio excluding Superform / Graphic Arts segment	**0.9**	0.9

FREE CASH FLOW
(UNAUDITED)

	Second Quarter		Year-to-date	
In millions	2026	2025	2026	2025
Net cash provided by continuing operating activities	**$ 2.6**	$ 1.2	**$ (1.4)**	$ 6.6
Net cash provided by Superform / Graphic Arts operating activities	**(0.1)**	—	**—**	0.3
Net cash provided by continuing operating activities excluding Superform / Graphic Arts	**2.7**	1.2	**(1.4)**	6.3
Capital expenditures	**(2.6)**	(1.9)	**(4.7)**	(3.3)
Superform / Graphic Arts capital expenditures	**0.1**	—	**—**	(0.3)
Capital expenditures excluding Superform / Graphic Arts	**(2.7)**	(1.9)	**(4.7)**	(3.0)
Free cash flow	**—**	(0.7)	**(6.1)**	3.3
Free cash flow excluding Superform / Graphic Arts	**$ —**	$ (0.7)	**$ (6.1)**	$ 3.3